SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                March 9, 2004

TCF Financial Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10253	41-1591444
Commission File Number	(IRS Employer Identification No.)

200 Lake Street East, Mail Code EXO-03-B, Wayzata, MN  55391

(Address of principal executive offices)

(612) 661-6500

Registrant’s Telephone Number

Item 7.                    Financial Statements and Exhibits

(c)                           Exhibits

99.1         Notice to Executives and Directors of TCF Financial Corporation regarding temporary suspension of trading related to a blackout period under the registrant’s employee benefit plans.

Item 11.                  Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On March 9, 2004, TCF Financial Corporation (the “Company”) sent a notice to the executive officers and directors informing them that a blackout period under the TCF Financial Employees Stock Purchase Plan, the TCF Cash Balance Pension Plan and the Supplemental Employees Retirement Plan (the “Plans”) is expected to begin on or about March 24, 2004 and end on April 7, 2004.  The notice was provided pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and Section 245.104 of Regulation BTR.  A copy of the notice is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

During the blackout period and for a period of two years after the ending date of the blackout period, a security holder or other interested person may obtain, without charge, the actual beginning and ending dates of the blackout period by contacting the TCF Corporate Benefits Department at 1-888-294-9953.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 9, 2004

TCF FINANCIAL CORPORATION

By	/s/ Gregory J. Pulles
Gregory J. Pulles

Its	Vice Chairman